U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2008

CAPITAL MARKETS TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Florida	000-28407	65-0907899
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1140 Post Road, Suite 200, Fairfield, CT	06824
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-312-961-7088

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms “we”, “us”, “our”, “our company” or “CMT” refer to Capital Markets Technologies, Inc., a Florida corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates” and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties. Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 18, 2008, the Company entered into an agreement, through their wholly owned subsidiary, CMT Europe Limited with Strike IT Services Limited, a private company incorporated and registered in England and Wales, to purchase 100% of their outstanding common shares. Strike IT will become a 100% wholly owned subsidiary of the Company. The terms are as follows: $202,180 (£100,000) payable immediately, the balance of $202,180 (£100,000) pounds to be paid on closing of the transaction. The Company, in addition, will issue the principal shareholders of Strike IT 450,000 common shares. The Company has satisfied the first payment of $202,180 (£100,000) on December 20, 2007 and has also issued the 450,000 common shares on March 12, 2008. The final payment of $204,186(£100,000) was paid on March 18, 2008 and upon completion of Strike IT audits, this transaction will be finalized.

On December 23, 2008, the Strike IT audits were completed and delivered and the transaction was closed.

Strike IT Services is an IT consultancy and recruitment company which has a number of corporate customers for whom it provides resources around SAP (SAP is the world’s largest business software company) and the treasury operations. Strike IT Services Limited has offices which it leases in Weybridge, Surrey on a month to month tenancy. They currently employ 5 full-time employees.

The issuance of the securities above were effected in reliance on the exemptions for private sales of securities not involving a public offering pursuant to in Section 4(2) and Section 4(6) of the Securities Act.

ITEM 2.01 - ACQUISITION OR DISPOSITION OF ASSETS.

See Item 1.01 above.

ITEM 3.02 - UNREGISTERED SALE OF EQUITY SECURITIES.

See Item 1.01 above.

ITEM 9.01	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial Statements of Business Acquired

•	The following financial statements of Strike IT Services Limited are being filed with this report as Exhibit 99.1:

•	Report of Independent Public Accounting Firm;

•	Balance Sheets as of June 30, 2006 and 2005 , Statements of Operations and cashflows for the years ended June 30, 2006 and 2005(audited);

•	Balance Sheet as of December 31, 2007, Statements of Operations and cashflows for the 18 months ended December 31, 2007(audited);

(b)	The following pro forma financial information is being filed with this report as Exhibit 99.2:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2008; (see note 9)

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2008 (see note 9)

The unaudited pro forma condensed combined financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what our financial position or results of operations actually would have been we completed the acquisition as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.

(d)	Exhibits

Exhibit Number	Description

2.1	Agreement with Strike IT Services Limited, dated as of January 18, 2008

99.1	Financial Statements listed in Item 9.01(a)

99.2	Pro Forma Financial Information listed in Item 9.01(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL MARKETS TECHNOLOGIES, INC.

/s/ Hagop Bouroudjian
Hagop Bouroudjian
CEO

Date: December 31, 2008

Exhibit Index

Exhibit No.	Description

2.1	Agreement with Strike IT Services Limited, dated as of January 18, 2008

99.1	Financial Statements listed in Item 9.01(a)

99.2	Pro Forma Financial Information listed in Item 9.01(b)